UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2006 (March 31, 2006)

CONCORD CAMERA CORP.
(Exact name of registrant as specified in its charter)

New Jersey	13-3152196
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)

0-17038
(Commission File Number)

4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 5.02(c) relating to the amended Terms of Employment of each of Blaine A. Robinson and Scott L. Lampert is also responsive to this Item 1.01 and is hereby incorporated into this Item by reference.

As disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 29, 2005, the Board of Directors (the “Board”) of Concord Camera Corp. (the “Company”) appointed Gerald J. Angeli to the newly created position of Senior Vice President, Director of Operations on November 22, 2005. As of April 1, 2006, in accordance with the recommendation of the Company’s Chief Executive Officer, the Compensation and Stock Option Committee (the “Committee”) of the Board approved an increase, effective January 1, 2006, in Mr. Angeli’s annual base salary, from $200,000 to $250,000. Effective January 1, 2006, Mr. Angeli was no longer paid an overseas allowance of $25,000 per annum.

As of April 3, 2006, the Board appointed Mr. Angeli to serve as an Assistant Secretary of the Company in addition to his then current duties.

The Company and Mr. Angeli entered into Amendment No. 5 dated April 3, 2006 (the “Angeli Amendment”) to Mr. Angeli’s Terms of Employment having an effective date of April 17, 2000. The Angeli Amendment memorialized the above actions of the Board and the Committee with respect to his Terms of Employment and is attached to this report as Exhibit 10.1 and incorporated herein by reference. The description set forth in this report of the amended terms and conditions of Mr. Angeli’s employment with the Company is qualified in its entirety by reference to the full text of the Angeli Amendment.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) As previously disclosed in a Current Report on Form 8-K filed with the Commission on December 27, 2005 (the “December 27 Report”), the term of employment with the Company of each of Keith L. Lampert (“Keith Lampert”), former Executive Vice President and Chief Operating Officer of the Company, and Harlan I. Press (“Press”), former Vice President, Treasurer, Principal Financial Officer and Assistant Secretary of the Company, was extended for three months through March 31, 2006 and the ending date of the employment of Alan Schutzman (“Schutzman” and together with Keith Lampert and Press, the “Separating Executives”), former Senior Vice President, General Counsel and Secretary of the Company, was changed from September 14, 2006 to (and including) March 31, 2006. Each of the Separating Executives separated from the Company and its subsidiaries and affiliates, and concluded the term of his employment with the Company and its subsidiaries and affiliates, effective as of the close of business on March 31, 2006.

(c) On March 31, 2006, the Board appointed Blaine A. Robinson to the position of Vice President — Finance, Treasurer and Assistant Secretary and Scott L. Lampert to the position of Vice President, General Counsel and Secretary effective April 1, 2006. The Board also appointed Mr. Robinson to serve as the Company’s Principal Financial Officer effective April 1, 2006.

On March 31, 2006, in accordance with the recommendation of the Company’s Chief Executive Officer, the Committee approved (i) an increase, effective February 11, 2005, in Mr. Robinson’s annual base salary from $159,000 to $175,000 and in his monthly car allowance from $500 to $750; (ii) an increase, effective April 1, 2006, in Mr. Robinson’s annual base salary from $175,000 to $210,000, a further increase, effective October 1, 2006, in his annual base salary from $210,000 to $220,000, provided he has met certain performance objectives to be mutually agreed upon by the Chief Executive Officer and Mr. Robinson, and severance of four (4) months base salary and car allowance if the Company terminates his employment at any time without “cause” (as such term is defined in his Terms of Employment effective February 11, 2003 (the “Robinson TOE”)); and (iii) an increase, effective April 1, 2006, in Mr. Scott Lampert’s annual base salary from $175,000 to $210,000, a further increase, effective October 1, 2006, in his annual base salary from $210,000 to $220,000, provided he has met certain performance objectives to be mutually agreed upon by the Chief Executive Officer and Mr. Scott Lampert, and severance of four (4) months base salary and car allowance if the Company terminates his employment at any time without “cause” (as such term is defined in his Terms of Employment effective August 1, 2001 (the “Scott Lampert TOE”)).

Mr. Robinson, 47, joined the Company in February 2003 as Corporate Controller of the Company and has served as the Company’s Principal Accounting Officer since September 20, 2004. Prior to joining the Company, from May 2002 to February 2003, Mr. Robinson was employed by Spherion Corporation and served as a financial and accounting consultant to the Company. Previously, Mr. Robinson was Chief Financial Officer of Green2go.com, Inc. from March 2000 to September 2001 and Assistant Corporate Controller of AutoNation, Inc. from March 1997 to March 2000. Mr. Robinson is a member of the American Institute of Certified Public Accountants, the Florida Institute of Certified Public Accountants and Financial Executives Institute.

Mr. Scott Lampert, 44, who is no relation to Ira B. Lampert, the Company’s Chairman, Chief Executive Officer and President, joined the Company in May 1999 as Patent/Intellectual Property Attorney and served as Intellectual Property and Business Development Counsel from August 2001 until August 2005 and as Associate General Counsel of the Company from August 2005 until taking up his new duties as Vice President, General Counsel and Secretary of the Company effective April 1, 2006. Prior to joining the Company, Mr. Scott Lampert was in private practice. He holds a Juris Doctor cum laude from Nova Southeastern University, a Masters of Business Administration from Fordham University and a Bachelor of Science in Engineering from Tulane University and is a member of the Florida Bar and is licensed to practice before the United States Patent and Trademark Office.

As of April 1, 2006, the Company and Mr. Robinson entered into Amendment No. 2 (“Amendment No. 2”) and Amendment No. 3 (“Amendment No. 3”) to the Robinson TOE and the Company and Mr. Scott Lampert entered into Amendment No. 1 (“Amendment No. 1”; and together with Amendments Nos. 2 and 3 to the Robinson TOE, the “Amendments”) to the Scott Lampert TOE. The Amendments memorialized the above actions of the Board and the Committee.

Each of the Robinson TOE and the Scott Lampert TOE also (i) provide for automatic annual renewals of the executive’s employment with the Company until terminated either by the Company for “cause” (as defined therein) or at any time by either party for any reason or no reason with thirty (30) days’ prior written notice; and (ii) prohibit the executive from competing with the Company for twelve (12) months following termination of his employment with the Company.

The description set forth in this report of the Amendments is qualified in its entirety by reference to the full text of each of Amendments Nos. 2 and 3 to the Robinson TOE, attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference, and to the full text of each of Amendment No. 1 to the Scott Lampert TOE and the Scott Lampert TOE, attached hereto as Exhibits 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) On and effective April 3, 2006, the Board approved the Company’s revised and restated Code of Conduct (the “Code”), which is the Company’s code of ethics that applies to all employees, officers and directors of the Company, called “affiliates” in the Code.

The revisions consist of technical and non-substantive amendments to clarify and streamline sections of the Code and the addition of a cover letter addressed to all employees of the Company and its subsidiaries, as well as the following additional provisions that are noteworthy:

▪
Section II was added to clarify the fundamental purpose of the Code: to deter business acts or omissions by the Company’s affiliates that may violate laws, policies or standards of business ethics and to assure that any threatened or actual violations are detected as early as possible. Section II also sets forth the general principles underlying the Code, which are built on honesty, integrity and openness.

▪	Section III(2) generally incorporates into the Code other policy statements and compliance documents that the Company has issued or may issue in the future.

▪	Section VI was added to emphasize that a core value of the Company is that all corporate actions must be ethical in order for such actions to comply with the Code.

▪	Section VIII, “Securities Trading,” was revised to conform more closely to the Company’s Securities Law Compliance Policy.

▪	Section XIV, “Export Controls and International Trade Sanctions,” was added to incorporate into the Code the Company’s recently adopted Export & International Trade Statement of Policy.

▪	Section XVI was added to put affiliates on notice as to the danger inherent in signing documents that may legally bind the Company.

▪	Section XXI was updated with the names and contact information of the individuals to whom affiliates should address issues and questions in connection with the Code.

The revised and restated Code of Conduct has been posted on the Company’s website, www.concord-camera.com. The revised and restated Code of Conduct is annexed to this report as Exhibit 14.1 and should be read in its entirety due to the significant revisions made to it.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 5 to Terms of Employment of Gerald J. Angeli with Concord Camera Corp. dated April 3, 2006

10.2	Amendment No. 2 to Terms of Employment of Blaine Robinson with Concord Camera Corp. dated April 1, 2006

10.3
Amendment No. 3 to Terms of Employment of Blaine Robinson with Concord Camera Corp. dated April 1, 2006 (exclusive of Exhibits C, D and E thereto, which were each previously filed with the Commission as exhibits to the Company’s Annual Report on Form 10-K for the year ended July 3, 2004 and are incorporated herein by reference)

10.4
Amendment No. 1 to Terms of Employment of Scott L. Lampert with Concord Camera Corp. dated April 1, 2006 (exclusive of Exhibits C, D and E thereto, which were each previously filed with the Commission as exhibits to the Company’s Annual Report on Form 10-K for the year ended July 3, 2004 and are incorporated herein by reference)

10.5	Terms of Employment of Scott L. Lampert with Concord Camera Corp. effective August 1, 2001.

14.1	Concord Camera Corp. Code of Conduct (Rev. 3-30-06)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCORD CAMERA CORP.

Date: April 6, 2006	By:	/s/ Scott L. Lampert
Scott L. Lampert, Vice President,
General Counsel and Secretary